CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

Exhibit 10.1
AMENDMENT NO. 25 TO MASTER SERVICES AGREEMENT

This Amendment No. 25 (“Amendment”) is dated and effective on March 26, 2025 (“Amendment Effective Date”) by and between Block, Inc. (formerly Square, Inc.), a Delaware corporation, whose principal address is 1455 Market Street Suite 600 San Francisco, CA 94103 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

The Parties agree as follows:
1.Addition of Defined Term. The following is added as a new defined term to Schedule C to the Agreement:
“‘Cash App Program [***] Transactions’ means [***] transactions initiated by a Cash App Program [***] to [***], which are processed by Marqeta as transaction types - [***] and [***], as the same are defined in the applicable Documentation for the Services.
‘[***] Solution’ means Marqeta’s solution that enables Client with an ability to [***] of Card transactions only in circumstances when Marqeta [***] in the [***] for Client’s Cash App Program transactions, as more fully described in the applicable Documentation.”
2.[***] Services. Solely with respect to Client’s Cash App Program, Marqeta will implement [***] Services for Cash App Program [***] Transactions and Marqeta’s [***] Solution. For purposes of clarity, once the [***] Solution is made available in production for Client’s access and use, Marqeta’s [***] Services will be utilized for the Cash App Program [***] Transactions only in circumstances when Marqeta [***] in the [***] for Client’s Cash App Program transactions In the event that Client would like to utilize the [***] Services for transactions other than the Cash App Program [***] Transactions or [***] Solution, Client will provide written notice to Marqeta, and Marqeta and Client will cooperate in good faith to enter into an amendment to the Agreement to reflect the terms and conditions, including relevant fees and costs, associated with such use of the [***] for such other transactions. With respect to the Cash App Program [***] Transactions and Marqeta’s [***] solution, the following is added as a new subsection (v) of Section (C) entitled, “Cash App Program Fees,” of Schedule D to the Agreement, which was added to the Agreement as a part of 12th Amendment to the Agreement, dated March 13, 2021, for the Cash App Program:
“(v)    [***] and [***] Services. The table below sets forth the [***] Fee to be charged [***] and the [***] License Fee related to Marqeta’s [***] Solution.

Product	Description	Unit	Price
[***] Fee	[***] for the [***] Services.	[***]	[***]
[***] License Fee	Fee for access to Marqeta’s [***] Solution [***] the [***] Solution [***] as mutually agreed by Marqeta and Client.	[***]	[***]
Please see Exhibit 1 of additional terms and conditions applicable to [***] Services.”

3.[***] and [***] Solution Terms. The terms and conditions attached to this Amendment as Exhibit A are added as Exhibit 1 to Schedule D to the Agreement.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

4.Effectiveness of Pricing Changes. Any changes to pricing or fees in the Agreement or an Order Form, reflected in this Amendment, will be effective on [***] following the Amendment Effective Date.

5.Issues related to the [***] and [***] Solution. In the event that Client, acting reasonably and in good faith, believes that there are any issues or has concerns regarding Marqeta’s performance of the [***] Services and / or the [***] Solution, Client may provide Marqeta written notice of such issues or concerns, and, upon receipt of such notice from Client, Marqeta will cooperate in good faith with Client, and use commercially reasonable efforts, to resolve any such issues or concerns. In the event that Marqeta and Client, acting reasonably and in good faith, are not able to resolve such issues or concerns included in Client’s notice, Marqeta and Client may mutually agree in writing to terminate Client’s use of the [***] Services and / or the [***] Solution.

6.Limited Addendum. This Amendment and the Agreement set forth the Parties’ entire agreement regarding the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment. Except as modified or supplemented by this Amendment, all the provisions of the Agreement remain in full force and effect.

7.Counterparts. This Amendment may be executed electronically and in counterparts.

This Amendment has been signed by the Parties or their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc.	Block Inc. (“Client”)
By: /s/ todd Pollak	By: /s/ [***]
Print: todd Pollak	Print: [***]
Title: Chief Revenue Officer	Title: Head of Issuing
Date: March 26, 2025	Date: 27 March 2025

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

Exhibit A

Exhibit 1
[***] Services and [***] Terms & Conditions